UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 5, 2022	0-7928
Date of Report (Date of earliest event reported)	Commission File Number

(Exact name of registrant as specified in its charter)

Delaware	11-2139466
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

68 South Service Road, Suite 230 Melville, New York 11747
(Address of Principal Executive Offices) (Zip Code)

(631) 962-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.10 per share	CMTL	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Director

On May 10, 2022, Comtech Telecommunications Corp. (the “Company”) announced that Ken Peterman has been appointed to Comtech’s Board of Directors, effective May 5, 2022. Mr. Peterman will join the Science & Technology Committee.

An award-winning global executive leader, Peterman’s accomplished career spans over forty years in the defense segment, accumulating credentials across a wide array of markets and both commercial and government satellite systems. He has augmented a strategic landscape in tactical and satellite communications, cybersecurity, and C4 defense technology sectors through tenures at the President/CEO and VP/GM level of top defense companies including Viasat, ITT/Exelis, Collins Aerospace, Raytheon and SpyGlass Group. Most recently, as President at Viasat Government Systems, Peterman led a world-class satellite communications, mobile networking and cybersecurity portfolio. At Raytheon, he developed a $1B/year Tactical Defense Electronics Systems Division with market-leading performance. While at ITT/Exelis, he led major restructuring actions across twelve states plus the U.K. (with sales of ~$1.3B/yr), improving resource utilization and reducing infrastructure to align with emerging market and budget realities while creating double-digit growth.

In connection with his appointment, Mr. Peterman and the Company will enter into an Indemnification Agreement in the same form as the Form of Indemnification Agreement which was previously filed as Exhibit Number 10.1 to the Company’s Form 8-K filed on March 8, 2007. Mr. Peterman will receive compensation for his service on the Board of Directors in accordance with the standard compensatory arrangement for non-employee directors. The current compensatory arrangement for all non-employee directors is described in the Company’s Definitive Proxy Statement for its Fiscal 2021 Annual Meeting of Stockholders, filed with the SEC on November 12, 2021. There are no related party transactions between the Company and Mr. Peterman.

A copy of the Company's press release announcing the appointment of the new director is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated May 10, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, Comtech Telecommunications Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
COMTECH TELECOMMUNICATIONS CORP.
Dated:    May 10, 2022
By:    /s/ Michael A. Bondi
Name:    Michael A. Bondi
Title:    Chief Financial Officer